Exhibit 10.5(d)

AMENDMENT NO. 4

TO

EMPLOYMENT AGREEMENT

This Amendment No. 4 to the Employment Agreement (“Amendment”), dated August 3, 2017, is by and between Drone Aviation Holding Corp., a Nevada corporation with an address 11651 Central Parkway #118, Jacksonville, FL 32224 (the “Company”), and Felicia Hess (the “Executive”).

WHEREAS, the parties entered into an Employment Agreement on May 18, 2015 (the “Employment Agreement”); and

WHEREAS, the parties entered into an Amendment No. 1 on October 2, 2015 (Hess Amendment No. 1); and

WHEREAS, the parties entered into an Amendment No. 2 on April 27, 2016 (Hess Amendment No. 2); and

WHEREAS, the parties entered into an Amendment No. 3 on September 26, 2016 (Hess Amendment No. 3); and

WHEREAS, the parties wish to further amend the Employment Agreement as set forth below, with the understanding that all other provisions of the Employment Agreement shall remain unchanged;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1.          Section 4 (e) of the Employment Agreement- Compensation, Additional Fringe Benefit- is hereby struck from the agreement.

2.          The terms and conditions of all other sections of the Employment Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first stated above.

DRONE AVIATION HOLDING CORP.

By:	/s/ Kendall Carpenter
Name: Kendall W. Carpenter
Title: Chief Financial Officer

By:	/s/ Felicia Hess
Name: Felicia Hess